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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 1997


                         JAYHAWK ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


       TEXAS                        0-26410                75-2486444
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)      Identification No.)



            BRYAN TOWER
        2001 BRYAN STREET
             SUITE 600
           DALLAS, TEXAS                                     75201
(Address of principal executive offices)                  (ZIP Code)

       Registrant's telephone number, including area code: (214) 754-1000
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ITEM 3.  OTHER EVENTS

     On October 10, 1997, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, entered an order confirming the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code proposed by the Company and the statutory committee of its unsecured creditors, as modified (the "Plan"). The Plan and the Company's disclosure statement that relates to the Plan (the "Disclosure Statement") are filed herewith, and the material features of the Plan are set forth in the Disclosure Statement under the caption "II. Overview of the Plan," which is incorporated herein by reference.

     As of October 21, 1997, the Company had 23,929,771 shares of its common stock, par value $.01 per share (the "Common Stock"), issued and outstanding.
No Common Stock will be issued in respect of claims or interests filed and allowed under the Plan. However, as described in the Disclosure Statement, the Plan provides for the exchange, as soon as practicable after the Plan is confirmed, of the 50,000 outstanding shares of Series A Redeemable, Convertible Preferred Stock, par value $.01 per share (the "Jaymed Shares"), of Jayhawk Medical Acceptance Corporation, a Texas corporation and a subsidiary of the Company, for shares of the Company's Common Stock. Under the Plan, the Jaymed Shares are to be exchanged for the number of shares of Common Stock equal to the amount derived by dividing the aggregate redemption price of the Jaymed Shares at the confirmation date ($110.50 per share) by an amount equal to 75% of the average of the last reported daily sale price per share of the Common Stock on the Nasdaq National Market during the period commencing with the 20th trading day preceding the date that the Plan was confirmed and continuing for a period ending on the 20th trading day following the date the Plan was confirmed.

     For information as to the assets and liabilities of the Company and its subsidiaries, reference is made to the consolidated balance sheet as of June 30, 1997 contained in the Company's Quarterly Report on Form 10-Q for the three-month period ended June 30, 1997 filed as Exhibit 13.1 hereto, which balance sheet is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

 2.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee

 2.2 First Modification to Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee, dated September 29, 1997

 2.3 Second Modification to Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee, dated October 7, 1997

 3.1  Amended and Restated Articles of Incorporation of the Company

 3.2  Amended and Restated Bylaws of the Company

13.1  Form 10-Q for the three months ended June 30, 1997

99.1 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with respect to Joint Plan of Reorganization, dated August 19, 1997

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JAYHAWK ACCEPTANCE CORPORATION



                                    By: /s/ Jack T. Smith
                                        -------------------
                                          Jack T. Smith
                                          President and Chief Operating Officer
Date: October 23, 1997
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                                 EXHIBIT INDEX


 2.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee

 2.2 First Modification to Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee, dated September 29, 1997

 2.3 Second Modification to Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee, dated October 7, 1997

 3.1  Amended and Restated Articles of Incorporation of the Company

 3.2  Amended and Restated Bylaws of the Company

13.1  Form 10-Q for the three months ended June 30, 1997

99.1 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with respect to Joint Plan of Reorganization, dated August 19, 1997